NASDAQ: ISTR $20.0 - $25.0 Million Private Placement of Common Stock Investor Presentation December 2019 Strictly Confidential

Disclosures and Disclaimers This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect current views of Investar Holding Corporation (the “Company”) with respect to, among other things, future events and financial performance. The Company generally identifies forward-looking statements by terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “could,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” or the negative version of those words or other comparable words. Any forward-looking statements contained in this presentation are based on the historical performance of the Company and its subsidiaries or on the Company’s current plans, estimates and expectations. The inclusion of this forward-looking information should not be regarded as a representation by the Company that the future plans, estimates or expectations by the Company will be achieved. Such forward-looking statements are subject to various risks and uncertainties and assumptions relating to the Company’s operations, financial results, financial condition, business prospects, growth strategy and liquidity. If one or more of these or other risks or uncertainties materialize, or if the Company’s underlying assumptions prove to be incorrect, the Company’s actual results may vary materially from those indicated in these statements. The Company does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements. These factors include, but are not limited to, the following, any one or more of which could materially affect the outcome of future events: • business and economic conditions generally and in the financial services industry in particular, whether nationally, regionally or in the markets in which it operates; • its ability to achieve organic loan and deposit growth, and the composition of that growth; • its ability to integrate and achieve anticipated cost savings from acquisitions; • changes (or the lack of changes) in interest rates, yield curves and interest rate spread relationships that affect its loan and deposit pricing; • the extent of continuing client demand for the high level of personalized service that is a key element of its banking approach as well as its ability to execute its strategy generally; • the dependence on its management team, and its ability to attract and retain qualified personnel; • changes in the quality or composition of our loan or investment portfolios, including adverse developments in borrower industries or in the repayment ability of individual borrowers; • inaccuracy of the assumptions and estimates its makes in establishing reserves for probable loan losses and other estimates; • the concentration of its business within the Company’s geographic areas of operation in Louisiana, Texas and Alabama; and • concentration of credit exposure. These factors should not be construed as exhaustive. Additional information on these and other risk factors can be found in Item 1A. “Risk Factors” and Item 7. “Special Note Regarding Forward-Looking Statements” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, filed with the Securities and Exchange Commission. Janney Montgomery Scott LLC (“Janney”) is representing Investar Holding Corp (ISTR) as private placement agent in this PIPE offering and as its financial advisor in its contemplated acquisition of Cheaha Financial Group. Janney will receive an aggregate fee for its services as financial advisor of approximately $325 thousand, $50 thousand of which will be payable upon delivery of a fairness opinion and approximately $275 thousand of which is payable contingent upon consummation of the acquisition. Proceeds of this offering are expected to be used to fund, in part, the acquisition of Cheaha Financial Group. Accordingly, Janney may be deemed to have a conflict of interest because it will receive compensation contingent upon the successful consummation of the acquisition. You will be deemed to waive and consent to such conflict by your continued access and evaluation of the following materials.

Notice to Recipients This confidential presentation (this “Presentation”) has been prepared solely for general informational purposes by Investar Holding Corporation (together, with its wholly owned bank subsidiary Investar Bank, National Association, the “Company”), and is being furnished solely for use by prospective participants in considering participation in the proposed private placement (the “Offering”) of common stock by the Company (the “Securities”). No representation or warranty as to the accuracy, completeness, or fairness of such information is being made by the Company or any other person, and neither the Company nor any other person shall have any liability for any information contained herein, or for any omissions from this Presentation or any other written or oral communications transmitted to the recipient by the Company or any other person in the course of the recipient’s evaluation of the Offering. Investment in the Securities offered hereunder involves a high degree of risk and is suitable only for persons of substantial means who have no need for liquidity from this investment and who are able to bear the economic risks of the investment, including total loss. The Securities are not a deposit or bank account, and are not, and will not be, insured or guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”) or any other federal or state government agency. Investment in the Securities has not been approved or disapproved by the Securities and Exchange Commission (the “SEC”), the Office of the Comptroller of the Currency (the “OCC”), the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System or any other federal or state regulatory authority, nor has any authority passed upon or endorsed the merits of the Offering or the accuracy or adequacy of this Presentation. Any representation to the contrary is a criminal offense. The offer to invest in the Securities and the sale thereof has not been registered under the Securities Act of 1933, as amended (the “1933 Act”), nor under any state securities act. The Securities are being offered and sold in reliance on exemptions from the registration requirements of such acts. Therefore, the Securities may not be sold or transferred absent an exemption from registration under the 1933 Act and under applicable state securities law. The Company reserves the right to withdraw or amend this Offering for any reason and to reject any subscription in whole or in part. The Company has authorized Janney Montgomery Scott LLC to act as its placement agent in the Offering. The information contained herein is intended only as an outline that has been prepared to assist interested parties in making their own evaluations of the Company. It does not purport to be all-inclusive or to contain all of the information that a prospective participant may desire. Each recipient of the information and data contained herein should perform its own independent investigation and analysis of the Offering and the value of the Company. The information and data contained herein are not a substitute for a recipient’s independent evaluation and analysis. In making an investment decision, prospective participants must rely on their own examination of the Company, including the merits and risks involved. Prospective participants are urged to consult with their own legal, tax, investment and accounting advisers with respect to the consequences of an investment in the Company. In the event that any portion of this Presentation is inconsistent with or contrary to any of the terms of the form of a stock purchase agreement (the “Purchase Agreement”), the Purchase Agreement shall control. You will be given the opportunity to ask questions of and receive answers from our representatives concerning our business and the terms and conditions of the Offering, and to obtain any additional relevant information to the extent the Company possesses such information or can obtain it without unreasonable effort or expense. Except for information provided in response to such requests, the Company has not authorized any other person to give you information that is not found in this Presentation. If such unauthorized information is obtained or provided, the Company cannot and does not assume responsibility for its accuracy, credibility, or validity. The Company is not providing you with any legal, business, tax or other advice regarding an investment in the Securities. You should consult with your own advisors as needed to assist you in making your investment decision and to advise you whether you are legally permitted to purchase the Securities.

Risk Factors • As a business operating in the financial services industry, Investar Holding Corporation’s business and operations may be adversely affected by current economic conditions and geopolitical matters • Investar Holding Corporation’s business strategy includes the continuation of growth plans, and the company’s financial condition and results of operations could be negatively affected if the company fail to grow or fail to manage the Company’s growth effectively. • Investar Holding Corporation’s success depends significantly on its management team, and the loss of the Company’s senior executive officers or other key employees and the Company’s inability to recruit or retain suitable replacements could adversely affect the Company’s business, results of operations and growth prospects. • As a community bank, Investar Holding Corporation’s ability to maintain its reputation is critical to the growth of business. • Investar Holding Corporation’s business is concentrated in southern Louisiana and southeast Texas, and an economic downturn affecting southern Louisiana or southeast Texas may magnify the adverse effects and consequences to the Company. • Adverse economic factors affecting particular industries could have a negative effect on Investar Holding Corporation’s customers and their ability to make payments to the Company. • Investar Holding Corporation has a significant number of loans secured by real estate, and a downturn in the real estate market could result in losses and negatively impact the Company’s profitability. • Commercial real estate loans may expose Investar Holding Corporation to greater risks than its other real estate loans. • Investar Holding Corporation are exposed to consumer credit risk. • Investar Holding Corporation’s allowance for loan losses may prove to be insufficient to absorb losses inherent in its loan portfolio, and the Company may be required to further increase its provision for loan losses. • Lack of seasoning of the Company’s loan portfolio could increase the risk of future credit defaults. • New lines of business or new products and services may subject the Company to additional risks. • Changes in interest rates could have an adverse effect on the Company’s profitability. • Investar Holding Corporation’s success depends on its ability to respond to the threats and opportunities of fintech innovation • Cyber-attacks or other security breaches could adversely affect the Company’s operations, net income or reputation. • A lack of liquidity could adversely affect the Company’s ability to fund operations and meet its obligations as they become due. • If the goodwill that the Company records in connection with a business acquisition becomes impaired, it could require charges to earnings, which would have a negative impact on its financial condition and results of operations. • The Company may not be able to complete future announced acquisitions. • The Company may face risks with respect to future acquisitions. • The Company may need to raise additional capital in the future to execute its business strategy. • Loss of deposits or a change in deposit mix could increase the Company's funding costs. • Changes in the method pursuant to which the LIBOR and other benchmark rates are determined could adversely impact Investar Holding Corporation’s business and results of operations. Source: Investar Holding Corporation filings

Table of Contents SECTION DESCRIPTION I. Executive Summary II. Company Overview III. Proposed Acquisition IV. Pro Forma Impact Appendix 5

I. EXECUTIVE SUMMARY

Offering Summary Issuer: Investar Holding Corporation in Baton Rouge, Louisiana Exchange/Ticker: NASDAQ / ISTR Offering Type: Private placement / PIPE Security Type: Common stock Offering Amount: $20.0 - $25.0 million Expected Closing Date: December 2019 ISTR will register the resale of the shares within 60 days of Registration: closing Support the acquisition of Cheaha Financial Group and for Use of Proceeds: general corporate purposes, including organic growth and other potential acquisitions Lead Placement Agent: Janney Montgomery Scott LLC Co-Placement Agent: D.A. Davidson & Co. 7

Investment Highlights An opportunity to invest in a dynamic Southeast franchise with an experienced management team and a proven track record of growth at an attractive entry point . Experienced and successful leadership team headed by Founder . Access to a diverse mix of operating markets across the Southeast . Proven ability to grow organically – compounded annual average organic growth of 35% since 2006 and 13% since 2014 . Disciplined acquisition strategy with successful execution and integration of 6 completed transactions . Strong operating metrics with positive profitability trends . Conservative credit culture has been unwavering since inception . Proposed acquisition has attractive metrics to both earnings per share accretion and tangible book value payback 8 Source: S&P Global Market Intelligence; Investar Holding Corporation

Use of Proceeds . Supports the acquisition of Cheaha Financial Group in Oxford, Alabama • $206 million in assets • Top-tier profitability • Strong credit quality . Acquisition is consistent with the Company’s expansion strategy and will increase the Company’s presence along the I-20 corridor in Alabama . Normalizes capital ratios to appropriate levels • Tangible Common Equity • Leverage Ratio • Total RBC . Opportunity to broaden the Company’s investor base and sponsorship . Greater market capitalization and potential for improved trading liquidity post-offering 9 Source: S&P Global Market Intelligence; financial information as of September 30, 2019

Leadership Team John J. D’Angelo, President & Chief Executive Officer . Founding President and Chief Executive Officer . Prior to founding Investar, Mr. D’Angelo was president and director of Aegis Lending Corporation, a mortgage lending company with operations in 46 states and the District of Columbia . Previously, Mr. D’Angelo held various senior positions at Hibernia National Bank (the predecessor to Capital One Bank, N.A.), focusing on the East Baton Rouge Parish, Louisiana market . New Orleans native: graduate of Louisiana State University Christopher L. Hufft, Chief Financial Officer . Joined the Bank in February 2014 as Chief Accounting Officer and assumed the role of Chief Financial Officer in October 2015 . Prior to joining the Bank, Mr. Hufft served for 9 years as the Vice President of Accounting at Amedisys, Inc., a publicly-traded home health and hospice company . Mr. Hufft, a licensed certified public accountant, also spent seven years in public accounting, serving both public and privately- held clients in banking, healthcare, and manufacturing sectors . B.S. Accounting – Louisiana State University Travis M. Lavergne, Chief Credit Officer & Chief Risk Management Officer . Served as Executive Vice President since March 2013 and Chief Risk Management Officer since joining in July 2012 . Prior to joining the Bank, Mr. Lavergne was a Senior Examiner at the Louisiana Office of Financial Institutions from September 2005 to July 2012 . B.S. Finance – Louisiana State University . M.B.A. Southeastern Louisiana University 10

II. COMPANY OVERVIEW

Company Profile

Company Overview

- Based in Baton Rouge, Louisiana, Investar Holding Corporation is the bank holding company for Investar Bank
  - The Bank was founded in 2006; Investar Holding Corporation was established in 2013
  - Full service, commercially-oriented community bank
  - Offers a wide range of commercial banking products to meet the needs of individuals and small to medium-sized businesses
- Dedicated to serving customers via 28 branch locations, 2 loan production offices and a significant online platform
  - 23 branches and 1 LPO in the south Louisiana market
  - 3 branches in the Houston MSA; pending acquisition of 2 additional branches in Texas
  - 2 branches and an LPO along the I-20 corridor in west Alabama
- 6 successfully completed whole bank acquisitions; 1 branch transaction pending

Financial Highlights*

Assets	$2,018,014
Net Loans	$1,576,003
Deposits	$1,585,357
Tangible Common Equity[1]	$184,340
Non-Performing Assets / Assets	0.34%
Net Income (YTD)	$13,508
Return on Average Assets (YTD)	0.93%
Return on Average Equity (YTD)	8.96%
Net Interest Margin (YTD)	3.53%
Earnings Per Share (YTD)	$1.34
Tangible Book Value Per Share[1]	$18.56

Market Information*

Ticker	ISTR
Exchange	NASDAQ
Market Price	$24.43
Common Shares Outstanding	9,767,051
Market Capitalization ($M)	$238.6
Quarterly Cash Dividend	$0.060
Dividend Yield	0.98%
52 Week Range	$19.49 - $26.00
3-Month Average Volume	14,850

[1]Non-GAAP measure. See "Legal Information and Disclaimers" on slide 2 and "Non-GAAP Reconciliation" on slide 39 for additional information
Note: Financial highlights information as of September 30, 2019; market information as of market close December 3, 2019
Source: S&P Global Market Intelligence; Investar Holding Corporation

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Corporate Culture VALUES MISSION Integrity INVESTAR IS Neighborly a dynamic full service Visionary community bank focused Empowerment on relationships that create Star Service value and opportunities for Team Focused our customers, employees, Accountable shareholders and the Responsive community served 13 Source: Investar Holding Corporation

Current Footprint Full Loan Total service Production deposits 30 branches 2 offices $1.7Billion Investar Locations Loan Production Offices Pending Locations Note: Includes pending acquisition of two PlainsCapital Bank branches 14 Source: S&P Global Market Intelligence; Investar Holding Corporation

Largest Operating Markets

Baton Rouge, LA MSA

- 14 branches with $881 million in deposits
- Population: 855,786
- Capitol of Louisiana; over 70,000 government employees in the MSA
- Home to Louisiana State University which enrolled over 26,000 on-campus students in Fall 2019
- The Port of Baton Rouge is the 8th largest port in the United States and is currently working to further increase the capacity of its Inland Marine Terminal
- Economy expected to grow by 5,700 jobs in 2020 and 6,000 in 2021, making it the second fastest growing MSA in the state by absolute growth
- Major industries include petrochemicals and industrial construction with a growing technology industry as well

New Orleans, LA MSA

- 3 branches $143 million in deposits
- Population: 1,277,776
- Largest metropolitan area in Louisiana
- $57.9 billion worth of announced construction projects since 2012
- Economy grew by 11,500 jobs in 2018-2019

Houston MSA

- 3 branches with $113 million in deposits
- Population: 7,170,379
- Key industries include biotech and life sciences, energy, advanced manufacturing and transportation and logistics
- ~33% of residents 25 years or older are college graduates
- Cost of living 4% below the national average

Baton Rouge Employment by Industry



5,300
71,500
900
17,000
19,200
47,900
70,600
29,200
54,600
40,200
54,000
Information
Government
Mining/Logging
Other Services
Financial Activities
Professional/Business Services
Trade/Transport/Utilities
Manufacturing
Education/Health Services
Leisure/Hospitality
Construction

Demographic Highlights



2.4%
1.5%
7.5%
6.9%
10.1%
3.3%
4.4%
4.3%
3.5%
Proj. 2025 Population Growth
Proj. 2025 Median Household Income Growth
Unemployment Rate
New Orleans-Metairie, LA
Baton Rouge, LA
Houston-The Woodlands-Sugar Land, TX

Source: S&P Global Market Intelligence; Investar Holding Corporation, The Louisiana Economic Outlook: 2020 and 2021, The Greater Houston Partnership, Louisiana State University, Baton Rouge Area Chamber

15

Additional Core Markets

Lafayette, LA MSA

- 2 branches with $171 million in deposits
- Population: 491,001
- Economy expected to grow by 3,200 jobs in 2020 and 4,000 jobs in 2021
- Major employers include Stuller Inc., LHC Group, Acadian Ambulance, SCP Health, CGI and Vimed
- Lafayette Regional Airport is currently expanding its terminal by 100,000 sq ft to be finished in 2022

Hammond MSA

- 1 branch with $54 million in deposits
- Population: 136,149
- Major employers include North Oaks Medical Center, Southeastern Louisiana University, Sanderson Farms, Elmer's Candy and Walmart
- Southeastern Louisiana University has approximate enrollment of 14,700

Lake Charles MSA

- Loan production office
- Population: 212,133
- Economy should gain 3,000 jobs in 2020 and 3,800 in 2021
- Fastest job growth rate in Louisiana from 2014 through 2018 and is expected to have the fastest growth rate in 2020 and 2021
- Major industries include gambling, petrochemicals, industrial construction and aircraft repair
- Chennault International Airpark is home to Citadel Completions, Landlock Aviation and Northrup Grumman totaling more than 900 employees

Deposit Breakdown



Other 14%
Alabama 5%
Houston, TX MSA 7%
Hammond, LA MSA 3%
New Orleans, LA MSA 9%
Lafayette, LA MSA 10%
Baton Rouge, LA MSA 52%

Demographic Highlights



2.9%
1.9%
4.5%
17.1%
-0.8%
7.7%
3.8%
4.6%
5.2%
Proj. 2025 Population Growth
Proj. 2025 Median Household Income Growth
Unemployment Rate
Lake Charles, LA
Lafayette, LA
Hammond, LA

Note: Deposit data as of June 30, 2019, adjusted for since closed and pending acquisitions
Source: S&P Global Market Intelligence; Investar Holding Corporation, The Louisiana Economic Outlook: 2020 and 2021, The Greater Houston Partnership

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Acquisition Strategy Focus on Growth and Geographic Diversification with Small, Low Risk Transactions Opportunity to Improve Shareholder Value . Provides additional size and operating efficiencies . Ability to enhance target earnings by implementing core competencies and eliminating operating redundancies . Geographic diversification . Adds knowledgeable and experienced banking talent . Potential for additional liquidity and lower cost of funds . Goal is to build a premier regional community bank with a diverse mix of people, assets and markets Total Banks Median Asset Size Banks $100M - $300M 456 $177,520 Banks $300M - $500M 183 $382,040 Disciplined Evaluation and Execution Targets . Requirement that all deals are below a four-year tangible book . “SEC” strategy – banks with access to dynamic Southeast value payback markets or along major thoroughfares . Internal loan review team with both credit and regulatory . Smaller, lower risk targets – asset size between $100 experience dedicated to the due diligence process million and $500 million . Integration team made up of individuals who have participated . 639 banks fit the asset size criteria in preferred states in more than 100 conversions to aid in the transition process . Relationship-based business models . Prefer leadership teams who are committed to the combined . Clean franchises with minimal legacy credit issues institution and will shepherd their people during the transition Note: Target asset data based on September 30, 2019 financial information 17 Source: S&P Global Market Intelligence; Investar Holding Corporation

Successful Execution of Acquisition Strategy

2011
South LA Business Bank (LA)
Price: $14.7 million
Structure:100% Stock
P/TBV: 120%
P/EPS: NM
Assets: $50.1 million
EPS Accretion: NA
TBV Payback Period: NA

2013
First Community Bank (LA)
Price: $4.6 million
Structure: 100% Stock
P/TBV: 69%
P/EPS: NM
Assets: $106.3 million
EPS Accretion: NA
TBV Payback Period: NA

2017
Citizens Bancshares (LA)
Price: $45.8 million
Structure: 100% cash
P/TBV: 128%
P/EPS: 21.2x
Assets: $245.5 million
EPS Accretion (w/o raise): 28.5%
EPS Accretion (w/raise)*: 7.1%
TBV Payback (w/o raise): 3.5 years
TBV Payback (w/raise)*: 4.5 years

2017
BOJ Bancshares (LA)
Price: $22.1 million
Structure: 80% stock
P/TBV: 132%
P/EPS: 20.6x
Assets: $150.1 million
EPS Accretion: 3.3%
TBV Payback Period: Immediate

2018
Mainland Bank (TX)
Price: $19.7 million
Structure: 100% stock
P/TBV: 155%
P/EPS: 13.1x
Assets: $131.3 million
EPS Accretion: 2.6%
TBV Payback Period: 3.0 years

2019
Bank of York (AL)
Price: $15.0 million
Structure: 100% cash
P/TBV: 134%
P/EPS(tax-effected): 16.7x
Assets: $99.5 million
EPS Accretion: 4.8%
TBV Payback Period: 3.3 years

2019
PlainsCapital Bank Branches (TX)
Loans: $52.0 million
Deposits: $42.0 million
Branches: 2

All transactions have been negotiated deals

** Citizens acquisition coincided with a $34.5 million common stock offering and $18.6 million subordinated debt offering*
Note: All transaction information based on announcement date
Note: EPS accretion and TBV payback period based on original projections; Citizens transaction includes 2017 common stock offering and subordinated debt offering
Source: S&P Global Market Intelligence; Investar Holding Corporation

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Creating Shareholder Value $20.00 $2.50 $18.56 $18.00 $1.92 $17.13 $2.00 $16.06 $1.61 $16.00 $15.42 $1.79 $1.50 ($) 1 $14.62 $1.39 $14.00 $13.79 $1.13 $1.10 $0.97 $1.00 TBV TBV per Share $0.93 $1.06 Earnings per Share($) $0.97 $0.96 $12.00 $0.90 $0.50 $10.00 $8.00 $0.00 2014 2015 2016 2017 2018 2019 Q3* TBV/Share Diluted EPS Core EPS *Diluted and Core EPS values annualized for 2019 ¹Non-GAAP measure. See “Legal Information and Disclaimers” on slide 2 and “Non-GAAP Reconciliation” on slide 39 for additional information 19 Source: S&P Global Market Intelligence; Investar Holding Corporation

Historical Asset Growth $2,018.0 Total Assets CAGR Since 2006 – 39% Organic Assets CAGR Since 2006 – 35% $1,786.5 $1,622.7 $697.7 $563.6 $563.6 $1,159.0 $1,031.6 $155.8 $881.2 $155.8 $155.8 $634.9 $1,320.3 $1,222.8 $155.8 $1,059.1 $1,003.2 $375.4 $875.8 $279.3 $50.2 $725.4 $50.2 $479.2 $325.3 $209.5 $229.1 $29.8 $142.7 $173.9 $63.8 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019YTD Organic Assets Acquired Assets Note: 2019 YTD information as of September 30, 2019 Source: S&P Global Market Intelligence 20

Proven Growth Story Total Assets ($M) Total Net Loans ($M) $2,250 $1,750 $2,000 $1,576 $2,018 $1,500 $1,391 $1,750 $1,786 $1,250 $1,251 $1,623 $1,500 $1,000 $886 $1,250 $750 $820 $1,159 $1,000 $1,032 $500 $750 $250 2015Y 2016Y 2017Y 2018Y 2019YTD 2015Y 2016Y 2017Y 2018Y 2019YTD Total Deposits ($M) Net Income ($000s) $1,750 $20,000 $1,500 $1,585 $17,000 $18,011 $1,362 $1,250 $14,000 $1,225 $13,606 $1,000 $11,000 $908 $750 $8,000 $8,202 $737 $7,880 $7,073 $500 $5,000 $250 $2,000 2015Y 2016Y 2017Y 2018Y 2019YTD 2015Y 2016Y 2017Y 2018Y 2019YTD Note: 2019 YTD information as of September 30, 2019 Annualized Source: S&P Global Market Intelligence; Investar Holding Corporation 21

Asset Quality Trends Nonperforming Assets ($000s) NPA / Assets (%) $12,000 0.90% $10,750 $10,000 0.75% 0.73% $9,005 $8,000 $8,442 0.60% 0.60% 0.55% $6,828 $6,000 0.45% 0.46% $4,765 $4,000 0.30% 0.34% $2,000 0.15% $0 0.00% 2015Y 2016Y 2017Y 2018Y 2019YTD 2015Y 2016Y 2017Y 2018Y 2019YTD Net Charge-offs / Average Loans (%) Allowance for Loan Losses / Total Loans (%) 0.18% 1.20% 0.92% 0.92% 0.87% 1.00% 0.82% 0.15% 0.92% 0.92% 0.87% 0.0920% 0.30% 0.82% 0.78% 0.80% 0.08% 0.12% 0.13% 0.83% 0.14% 0.79% 0.13% 0.60% 0.67% 0.65% 0.09% 0.63% 0.08% 0.40% 0.06% 0.07% 0.05% 0.20% 0.03% 0.03% 0.00% 0.00% 2015Y 2016Y 2017Y 2018Y 2019YTD 2015Y 2016Y 2017Y 2018Y 2019YTD ALL/Total Loans ALL + Credit Marks/Total Loans Note: 2019 YTD information as of September 30, 2019 2022 Source: S&P Global Market Intelligence; Investar Holding Corporation

Loan Portfolio Composition Consumer 2% . Diverse portfolio with focus on CRE and C&I lending Constr & Dev 11% Comm & Ind . Granular portfolio with target loan size from $1.5 million to $3.5 million 18% 1-4 Fam . Loan yield of 5.29% as of the most recent quarter 20% Nonowner-Occupied . Approximately 75% fixed loans vs 25% variable rate CRE 22% Multifam . Minimal energy loans Owner-Occupied 4% CRE 21% Farm 2% As of September 30, 2019 Total Loans Held For Investment ($M) $1,586 $1,600 $1,401 $1,400 $1,259 $1,200 $1,000 $893 $800 $745 $623 $600 $504 $400 $289 $220 $200 $159 $- 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019YTD Constr & Dev 1-4 Fam Multifam Farm Owner-Occupied CRE Comm & Ind Consumer Nonowner-Occupied CRE Note: 2019 YTD information as of September 30, 2019 23 Source: S&P Global Market Intelligence; Investar Holding Corporation

Core Deposit Base Trailing Quarter Deposit Mix September 30, 2019 Deposit Mix 100% Savings Money 7.0% Market 80% 12.3% 60% Interest-bearing Demand 19.2% 40% Time Noninterest- 43.1% 20% bearing Demand 18.4% 0% 2017Q4 2018Q1 2018Q2 2018Q3 2018Q4 2019Q1 2019Q2 2019Q3 Noninterest-bearing Demand Interest-bearing Demand Money Market Savings Time Deposit Composition - Quarter Lookback ($000) 2017Q4 2018Q1 2018Q2 2018Q3 2018Q4 2019Q1 2019Q2 2019Q3 Noninterest-bearing Demand $216,599 $221,855 $222,570 $214,190 $217,457 $285,811 $289,481 $291,039 Interest-bearing Demand 208,683 228,269 231,987 245,569 295,212 333,434 332,754 305,361 Money Market 146,140 145,627 151,510 179,071 179,340 188,373 177,209 194,757 MRQ Savings 117,372 124,589 117,649 112,078 104,146 114,631 111,222 110,636 Cost of Deposits Time 536,443 506,332 507,214 544,713 565,576 610,544 641,551 683,564 1.32% Total Deposits $1,225,237 $1,226,672 $1,230,930 $1,295,621 $1,361,731 $1,532,793 $1,552,217 $1,585,357 Note: 2019 YTD information as of September 30, 2019 24 Source: S&P Global Market Intelligence; Investar Holding Corporation

Positive Profitability Trends Core ROAA (%) . Net Income of $13.5 million year to date as of 3Q19 1.20% . 2019 YTD ROAA of 0.93%; Core ROAA at 1.00% 1.00% 1.00% 0.93% . Expected to easily surpass 2018 record income of $13.6 million 0.80% 0.77% 0.73% 0.69% . 2019 YTD Net Interest Margin of 3.53% 0.60% . 2019 YTD Noninterest Income / Average Assets of 0.29% 0.40% 0.20% 0.00% 2015Y 2016Y 2017Y 2018Y 2019YTD Core ROAE (%) Efficiency Ratio (%) 12.00% 70.00% 10.00% 68.00% 9.60% 67.98% 8.88% 8.00% 66.00% 66.41% 6.77% 6.00% 6.61% 6.68% 65.64% 64.00% 64.34% 4.00% 63.18% 2.00% 62.00% 0.00% 60.00% 2015Y 2016Y 2017Y 2018Y 2019YTD 2015Y 2016Y 2017Y 2018Y 2019YTD Note: 2019 YTD information as of September 30, 2019 25 Source: S&P Global Market Intelligence; Investar Holding Corporation

III. PROPOSED TRANSACTION

Company Overview

- Cheaha Bank and its bank holding company, Cheaha Financial Group, were founded in 2000 in Oxford, Alabama
- Primarily serves customers and communities along the I-20 corridor between Birmingham and Atlanta
- One of the highest performing small banks in the Southeast – earnings driven by a strong net interest margin and a highly efficient operating structure



Wellington
Cedar Springs
Tredegar
Red Mountain
Ohatchee
Alexandria
Weaver
White Plains
Pelham Range
Saks
Anniston Army Depot
Choccolocco
Heflin
DeArmanville
Bynum
Oxford
Eastaboga
Belltown
Trinity
Talladega Superspeedway

CHEAHA BANK

In $000s except for per share data	For the Twelve Months Ended 12/31/17	For the Twelve Months Ended 12/31/18	Year-to-Date 09/30/19
Balance Sheet			
Total Assets	$201,070	$201,964	$206,696
Total Loans	$107,462	$113,200	$118,974
Total Deposits	$171,277	$173,405	$177,052
Loans/Deposits	62.74%	65.28%	67.20%
Capital			
Common Equity	$26,215	$26,914	$27,512
Tangible Equity	$26,215	$26,914	$27,512
Total Equity/Assets	13.04%	13.33%	13.31%
Tang. Common Equity/ Tang. Assets	13.04%	13.33%	13.31%
Risked Based Capital	21.97%	23.96%	22.21%
Tier 1 Capital	20.72%	22.71%	21.08%
Leverage Ratio	13.16%	14.21%	12.96%
Profitability Measures			
Net Interest Margin	4.51%	4.32%	4.19%
Non Interest Income/Avg. Assets	0.50%	0.51%	0.47%
Non Interest Expense/Avg. Assets	2.69%	2.72%	2.71%
Efficiency Ratio	52.17%	56.29%	58.97%
ROAA	1.51%	1.63%	1.46%
ROAE	12.02%	12.70%	10.89%
Net Income	$3,060	$3,279	$2,246
Asset Quality			
NPAs/Assets	0.09%	0.10%	0.32%
NPAs (excl TDRs)/Assets	0.06%	0.07%	0.00%
NCOs/Avg Loans	0.06%	0.06%	0.24%
Reserves/Loans	1.59%	1.45%	1.21%
Reserves/NPAs	927.17%	802.44%	220.55%

Source: S&P Global Market Intelligence

27

Transaction Terms Investar Holding Corporation’s proposed acquisition of Cheaha Financial Group, Inc. Transaction . Investar Holding Corporation will acquire 100% of Cheaha Financial Group, Inc.’s (“Cheaha”) outstanding common stock in a negotiated transaction Consideration Mix . 100% cash . $80.00 per share of Cheaha common stock Per Share Consideration • Based on 513,964 shares outstanding • No options or warrants Aggregate Consideration . $41.1 million . Price / Tangible Book Value: 164.7% . Price / LTM Earnings: 13.4x Valuation Metrics1 . Price / 2020 Earnings: 12.1x . Premium / Core Deposits2: 14.2% 1 Valuation metrics based on financial information as of September 30, 2019 2 Core deposits excludes time deposits greater than $100,000 Note: All M&A information based on the most recent draft of the definitive agreement 28 Source: S&P Global Market Intelligence; Investar Holding Corporation

Transaction Rationale . Continuation of disciplined acquisition strategy with the goal of building a premier regional community bank Strategic . Increases presence along Alabama’s I-20 corridor complementing the recent acquisition of Rationale Bank of York . Highly profitable organization with the potential for improved earnings by redeploying excess liquidity into higher yielding assets . Significantly accretive to earnings per share in the first full year of operation Financially . Modest tangible book value dilution, projected to be earned back in approximately 3.7 years(1) Attractive (1) . Operating synergies anticipated to result in readily achievable cost savings . Pro forma company will be well-capitalized . Comprehensive due diligence process and internal loan review completed . Experienced acquirer with specialized personnel focused on the diligence process Low Risk . Continuity of key Cheaha management will ease integration and keep expertise of the local Profile markets within the company . Excellent credit quality driven by conservative culture 1 Crossover method; assumes offering of $20.0 million at $24.00 per share Note: All M&A information based on the most recent draft of the definitive agreement 29 Source: Investar Holding Corporation

Attractive Earnings, Liquidity & Asset Quality Net IncomeNet Income ($000s) ROAAROAA (%) Net InterestNIM Margin (%) 3,600 1.80% 5.00% 3,364 1.75% 3,273 3,279 4.66% 4.68% 3,000 1.65% 4.50% 3,060 1.65% 4.51% 1.63% 4.32% 2,400 1.50% 4.00% 4.19% 1.51% 2,246 1.46% 1,800 1.35% 3.50% 1,200 1.20% 3.00% 600 1.05% 2.50% 0 0.90% 2.00% 2015Y 2016Y 2017Y 2018Y 2019YTD 2015Y 2016Y 2017Y 2018Y 2019YTD 2015Y 2016Y 2017Y 2018Y 2019YTD LoansLoan/Deposit / Deposits Ratio (%) NPAs /NPA/Assets Assets (%) Reserves Reserves// Average Avg. Assets Assets (%) 80.00% 0.90% 1.20% 75.00% 0.75% 1.00% 0.92% 0.89% 70.00% 0.80% 0.84% 0.60% 0.82% 67.25% 67.20% 0.70% 65.00% 0.60% 65.28% 0.45% 63.64% 62.74% 60.00% 0.40% 0.30% 0.32% 55.00% 0.15% 0.20% 0.10% 0.08% 0.09% 0.04% 50.00% 0.00% 0.00% 2015Y 2016Y 2017Y 2018Y 2019YTD 2015Y 2016Y 2017Y 2018Y 2019YTD 2015Y 2016Y 2017Y 2018Y 2019YTD Note: Bank level information; 2019 YTD information as of September 30, 2019 30 Source: S&P Global Market Intelligence

Key Assumptions Cost Savings . Approximately 28% of noninterest expenses Merger Expenses . Approximately $2.0 million pre-tax Core Deposit Intangible . 1.5%, amortized over 10 years using sum-of-digits method Credit Mark . $1.3 million . $20.0 million offering Capital Raise . Offering price of $24.00 per share Anticipated Closing . 2nd Quarter of 2020 31 Note: All M&A information based on the most recent draft of the definitive agreement

IV. PRO FORMA IMPACT

Pro Forma Franchise

34 Full service branches | **2** Loan Production offices | **$1.9 Billion** Total deposits



Alexandria
Jacksonville
Anniston
Oxford



Amarillo
Lubbock
Abilene
Odessa
San Angelo
TEXAS
Fort Worth
Denton
Plano
Garland
Dallas
Tyler
Waco
Killeen
Austin
Lufkin
Houston
San Antonio
Acuña
Piedras Negras
Laredo
McAllen
Shreveport
LOUISIANA
New Orleans
Jackson
MISSISSIPPI
Florence
Starkville
Birmingham
ALABAMA
Dothan
Cheaha Locations
Investar Locations
Loan Production Offices
Pending Locations

Note: Data shown includes pending acquisition of two PlainsCapital Bank branches
Source: S&P Global Market Intelligence

33

Pro Forma Balance Sheet

Dollars in thousands, except per share data

Pro Forma Balance Sheet:

	ISTR*	Cheaha HC	Fair Value Adjustments	M&A Adjustments	Pro Forma	Capital Raise	Pro Forma
	9/30/19 Adjusted	9/30/19					
Cash and equivalents	$ 88,225	$ 8,783	$ -	$ (43,137) e	$ 53,871	$ 19,050 h	$ 72,921
Securities	295,466	72,151	-	-	367,617	-	367,617
Total loans held for investment	1,682,921	118,974	(1,265) a	-	1,800,630	-	1,800,630
Loan loss reserve	(10,339)	(1,438)	1,438	-	(10,339)	-	(10,339)
Loans held for sale	-	-	-	-	-	-	-
Goodwill	24,350	-	-	14,177	38,527	-	38,527
Core deposit and other intangibles	5,576	-	-	1,262 f	6,838	-	6,838
OREO	126	-	-	-	126	-	126
Net deferred tax asset	-	335	(260) b	91 g	166	-	166
Other assets	95,921	8,009	600 c	-	104,530	-	104,530
Total Assets	**$ 2,182,246**	**$ 206,814**	**$ 513**	**$ (27,607)**	**$ 2,361,966**	**$ 19,050**	**$ 2,381,016**
Total deposits	$ 1,719,440	$ 176,838	$ -	$ -	$ 1,896,278	$ -	$ 1,896,278
Short and long term borrowings	232,520	-	-	-	232,520	-	232,520
Trust preferred securities	5,884	3,093	(464) d	-	8,513	-	8,513
Other liabilities	15,720	1,917	-	-	17,637	-	17,637
Total Liabilities	**$ 1,973,564**	**$ 181,848**	**$ (464)**	**$ -**	**$ 2,154,948**	-	2,154,948
Preferred equity	-	-	-	-	-	-	-
Common equity	208,682	24,966	977	(27,607)	207,018	19,050	226,068
Total Equity	**$ 208,682**	**$ 24,966**	**$ 977**	**$ (27,607)**	**$ 207,018**	**$ 19,050**	**$ 226,068**
Total Liabilities and Equity	**$ 2,182,246**	**$ 206,814**	**$ 513**	**$ (27,607)**	**$ 2,361,966**	**$ 19,050**	**$ 2,381,016**
Balance Sheet:						**Assumes Conversion:**	
Shares Outstanding	9,929,860	513,964		0	9,929,860	833,333	10,763,193
Tangible Book Value Per Share	$18.00	$48.58			$16.28		$16.79
Pro Forma TBV Dilution					**($1.72)**		**($1.21)**

Notes:

a) Gross loan mark
b) Deferred tax asset releated to marks
c) Positive mark to fixed assets
d) TRUPs rate mark
e) Cash merger consideration and gross transaction expenses
f) Core deposit intangible, amortized over 10 years using sum-of-digits method
g) Deferred tax asset related to merger expenses net of tax liability related to CDI
h) Net proceeds from the offering

** Includes ISTR financial information as of September 30, 2019 as adjusted for the acquisition of Bank of York, pending acquisition of two PlainsCapital Bank branches, and $25.0 million subordinated debt offering*
Note: Capital Raise assumes $20.0 million offering at $24.00 per share
Note: All M&A information based on the most recent draft of the definitive agreement
Source: S&P Global Market Intelligence; Investar Holding Corporation

34

Estimated Pro Forma Financial Metrics Pro Forma Financial Impact1 Pro Forma Capital Ratios Holding Company Impact 16.0% 2020 EPS Impact 6.8% Accretion 14.0% 13.4% 13.1% 2021 EPS Impact 12.4% Accretion 12.8% 12.6% 12.0% 10.7% Initial TBV Impact 6.7% Dilution 10.2% 10.0% 8.3% TBV Payback Period 3.7 Years 8.0% 8.0% Bank Level Impact 6.0% Loans / Deposits 95.0% 4.0% C&D Concentration Ratio 82.7% 2.0% 0.0% CRE Concentration Ratio 274.6% Holding Company Bank Leverage Bank Tier 1 Bank Total Risk- TCE / TA Ratio Ratio Based Ratio Standalone* Pro Forma At Close * Standalone reflects capital of ISTR as of September 30, 2019 as adjusted for the acquisition of Bank of York, pending acquisition of two Hilltop Holdings branches, and the $25.0 million subordinated debt offering 1 Assumes $20.0 million offering at $24.00 per share 35 Note: All M&A information based on the most recent draft of the definitive agreement

Pro Forma Loan Mix

INVESTAR



Consr & Other
4.1%
C&D
11.3%
C&I
18.2%
Multifam
3.7%
1-4 Fam
18.0%
Other CRE
22.3%
OwnOcc CRE
20.9%
HELOC
1.5%

Loan Type	Composition ($000)	% of Total
Constr & Dev	183,931	11.3%
1-4 Family Residential	293,363	18.0%
Home Equity	24,582	1.5%
Owner - Occ CRE	341,977	20.9%
Other CRE	363,879	22.3%
Multifamily	61,156	3.7%
Commercial & Industrial	297,521	18.2%
Consr & Other	67,102	4.1%
Total Loans	$1,633,511	100.0%

MRQ Yield on Loans: **5.36%**

CHEAHA BANK



Multifam
2.3%
C&I
12.6%
Consr & Other
7.5%
C&D
14.5%
Other CRE
15.6%
OwnOcc CRE
8.4%
1-4 Fam
34.7%
HELOC
4.3%

Loan Type	Composition ($000)	% of Total
Constr & Dev	17,318	14.5%
1-4 Family Residential	41,330	34.7%
Home Equity	5,179	4.3%
Owner - Occ CRE	10,071	8.4%
Other CRE	18,559	15.6%
Multifamily	2,783	2.3%
Commercial & Industrial	14,978	12.6%
Consr & Other	8,987	7.5%
Gross Loans	$119,205	100.0%
Less: Unearned Income	(231)	
Total Loans	$118,974	

MRQ Yield on Loans: **6.84%**

PRO FORMA



Consr & Other
4.3%
C&D
11.5%
C&I
17.8%
Multifam
3.6%
1-4 Fam
19.1%
Other CRE
21.8%
OwnOcc CRE
20.1%
HELOC
1.7%

Loan Type	Composition ($000)	% of Total
Constr & Dev	201,249	11.5%
1-4 Family Residential	334,693	19.1%
Home Equity	29,761	1.7%
Owner - Occ CRE	352,048	20.1%
Other CRE	382,438	21.8%
Multifamily	63,939	3.6%
Commercial & Industrial	312,499	17.8%
Consr & Other	76,089	4.3%
Total Loans	$1,752,716	100.0%

MRQ Yield on Loans: **5.46%**

Note: Regulatory data shown as of September 30, 2019; does not include purchase accounting adjustments
Note: Data shown includes Investar Holding Corporation's acquisition of Bank of York
Note: Data shown excludes pending acquisition of two PlainsCapital Bank branches
Source: S&P Global Market Intelligence

36

Pro Forma Deposit Mix

INVESTAR



Time Deposits > $250k 6.9%
Non Int. Bearing 18.6%
NOW Accts 3.5%
Time Deposits < $250k 36.1%
MMDA & Sav 34.9%

Deposit Type	Composition ($000)	% of Total
Non Interest Bearing	311,131	18.6%
NOW & Other Trans	58,156	3.5%
MMDA & Sav	582,205	34.9%
Time Deposits < $250k	603,165	36.1%
Time Deposits > $250k	114,784	6.9%
Total Deposits	$1,669,441	100.0%

MRQ Cost of Deposits: **1.31%**

CHEAHA BANK



Time Deposits > $250k 18.8%
Non Int. Bearing 17.1%
NOW Accts 16.0%
Time Deposits < $250k 33.7%
MMDA & Sav 14.4%

Deposit Type	Composition ($000)	% of Total
Non Interest Bearing	30,303	17.1%
NOW & Other Trans	28,386	16.0%
MMDA & Sav	25,466	14.4%
Time Deposits < $250k	59,679	33.7%
Time Deposits > $250k	33,218	18.8%
Total Deposits	$177,052	100.0%

MRQ Cost of Deposits: **1.11%**

PRO FORMA



Time Deposits > $250k 8.0%
Non Int. Bearing 18.5%
NOW Accts 4.7%
Time Deposits < $250k 35.9%
MMDA & Sav 32.9%

Deposit Type	Composition ($000)	% of Total
Non Interest Bearing	341,434	18.5%
NOW & Other Trans	86,542	4.7%
MMDA & Sav	607,671	32.9%
Time Deposits < $250k	662,844	35.9%
Time Deposits > $250k	148,002	8.0%
Total Deposits	$1,846,493	100.0%

MRQ Cost of Deposits: **1.29%**

Note: Regulatory data shown as of September 30, 2019; does not include purchase accounting adjustments
Note: Data shown includes Investar Holding Corporation's acquisition of Bank of York
Note: Data shown excludes pending acquisition of two PlainsCapital Bank branches
Source: S&P Global Market Intelligence

37

APPENDIX

Non-GAAP Reconciliation

(Dollars in thousands, except per share data)

	As of September 30, 2019	As of December 31, 2018	2017	2016	2015	2014
Tangible Common Equity:						
Total Stockholders' Equity	$ 210,457	$ 182,262	$ 172,729	$ 112,757	$ 109,350	$ 103,384
Adjustments:						
Goodwill	(21,902)	(17,424)	(17,086)	(2,684)	(2,684)	(2,684)
Other Intangibles	(4,215)	(2,363)	(2,840)	(550)	(491)	(532)
Tangible Common Equity	$ 184,340	$ 162,475	$ 152,803	$ 109,523	$ 106,175	$ 100,168
Common Shares Outstanding	9,929,860	9,484,219	9,514,926	7,101,851	7,264,282	7,262,085
Book Value Per Common Share	$ 21.19	$ 19.22	$ 18.15	$ 15.88	$ 15.05	$ 14.24
Tangible Book Value Per Common Share	$ 18.56	$ 17.13	$ 16.06	$ 15.42	$ 14.62	$ 13.79
Tangible Assets:						
Total Assets	$ 2,018,014	$ 1,786,469	$ 1,622,734	$ 1,158,960	$ 1,031,555	$ 881,164
Adjustments:						
Goodwill	(21,902)	(17,424)	(17,086)	(2,684)	(2,684)	(2,684)
Other Intangibles	(4,215)	(2,363)	(2,840)	(550)	(491)	(532)
Tangible Assets	$ 1,991,897	$ 1,766,682	$ 1,602,808	$ 1,155,726	$ 1,028,380	$ 877,948
Total Stockholders' Equity to Total Assets Ratio	10.43%	10.20%	10.64%	9.73%	10.60%	11.73%
Tangible Common Equity to Tangible Assets Ratio	9.25%	9.20%	9.53%	9.48%	10.32%	11.41%

Source: S&P Global Market Intelligence; Investar Holding Corporation

39

Stock Chart Price ($) Volume $27.00 300,000 275,000 $26.00 250,000 225,000 $25.00 200,000 $24.00 175,000 150,000 $23.00 125,000 100,000 $22.00 75,000 50,000 $21.00 25,000 $20.00 0 Dec-18 Jan-19 Feb-19 Mar-19 Apr-19 May-19 Jun-19 Jul-19 Aug-19 Sep-19 Oct-19 Nov-19 Note: Market data as of December 3, 2019 40 Source: S&P Global Market Intelligence